SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 27, 2010

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-6622	53-0261100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 984-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

On October 27, 2010, the Board of Trustees of Washington Real Estate Investment Trust (the “Trust”) adopted an amendment to the Deferred Compensation Plan for Officers to amend the earnings rate for participant’s salary deferral accounts effective January 1, 2011. Pursuant to the amendment, the earnings rate will be equal to the Trust’s weighted average interest rate on its fixed rate bonds as of December 31 of each calendar year. Under the current plan, the earnings rate is equal to the yield on the 10-year U.S. treasury securities on January 1 of each plan year.

A copy of the amendment to the Deferred Compensation Plan for Officers is attached hereto as Exhibit 10.32. The terms and conditions of such amendment are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

None

(b)	Pro Forma Financial Information

None

(c)	Exhibits

10.32	Amendment to the Deferred Compensation Plan for Officers, adopted October 27, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Registrant)

By:	/s/ Laura M. Franklin
(Signature)
Laura M. Franklin
Executive Vice President Accounting,
Administration and Corporate Secretary

November 2, 2010

(Date)

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